                                                                   EXHIBIT 10(i)

                             Settlement Agreement
                           for Cause No. 40519-361


Bodybilt et al
vs
Neutral Posture Ergonomics et al
vs
Drew Congleton et al

                              Outline of Release


(1) Parties shall execute a mutual release of all contract and tort liability raised in above litigation with prejudice. Release shall include only parties, their employees, their parties' attorneys and not their dealers and representatives or any other companies or entities affiliated with the parties. Release shall not in any way change or alter 1991 Settlement or documents attached thereto in Cause No. 33588-85 in the 85th Court of Brazos County. Release shall exclude any claim NPE may have as to Bodybilt's current advertising.

(2) At time of signing, Rob Holt shall provide list of people contacted in this litigation who are on NPE's interrogatory list or are customers of NPE. Mr. Holt shall provide a copy of the letter or letters he sent to such people.

(3) Signed Agreed Judgment with prejudice to refile, take nothing, parties bear all costs.

(4) Bodybilt is not responsible for Mike Jack's fraud action because he is not an employee of Bodybilt.

(5)

APPROVED

NPE                     By   /s/ REBECCA CONGLETON BOENIGK, President
                             /s/ JAYE CONGLETON, V.P.
                             /s/ JEROME J. CONGLETON
                             /s/ REBECCA CONGLETON BOENIGK
                             /s/ JOHN PIERCE GRIFFIN

APPROVED

BODYBILT                By   /s/ MARK MCMILLAN
                             /s/ ROBERT H. HOLT

                        By Power of Attorney Mark McMillan for Mike Jack,
                           Galen Green and Drew Congleton

                        All documents signed by 5:00, January 23, 1995.

                              CAUSE NO. 40,519-85

BODYBILT SEATING, INC.,                       )   IN THE DISTRICT COURT
         A TEXAS CORPORATION AND              )
MARK MCMILLAN                                 )
         PLAINTIFFS AND COUNTER-DEFENDANTS    )
                                              )
VS.                                           )
                                              )
NEUTRAL POSTURE ERGONOMICS, INC.,             )
         A TEXAS CORPORATION,                 )
JEROME J. CONGLETON, JAYE                     )   85TH JUDICIAL DISTRICT
CONGLETON, AND REBECCA                        )
CONGLETON BOENIGK                             )
         DEFENDANTS, COUNTER-PLAINTIFFS, AND  )
         THIRD-PARTY PLAINTIFFS               )
                                              )
VS.                                           )
                                              )
DREW CONGLETON, MICHAEL                       )
JACK, AND GALEN GREEN,                        )
         THIRD-PARTY DEFENDANTS               )   BRAZOS COUNTY, TEXAS


                             MUTUAL RELEASE IN FULL

THE STATE OF TEXAS        )
                          )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BRAZOS          )

         That we, Bodybilt Seating, Inc. ("Bodybilt"), Mark McMillan, Drew Congleton, Michael Jack, Galen Green, Neutral Posture Ergonomics, Inc., Jerome
J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk, for and in consideration of the covenants and promises contained herein, and subject to the reservations below, have RELEASED, ACQUITTED, and FOREVER DISCHARGED, and by these presents do for ourselves, our heirs, executors, administrators, legal representatives, successors, and assigns, RELEASE, ACQUIT, and FOREVER
DISCHARGE (1) each other and (2) each other's employees, officers, directors, shareholders, attorneys, successors, and assigns of all contract and tort liability raised in the above litigation.





Mutual Release in Full - Page 1

         It is expressly agreed and understood that this Release in no way releases or affects any claims or causes of action that any party hereto may have against each other's dealers and representatives or any other companies or entities affiliated with any of the parties.

         The parties agree to present to the Court for signature a Final Judgment of Dismissal with Prejudice on the form attached hereto as Exhibit "A" with the Motion to Enter Judgment attached as Exhibit "B".

         It is also expressly agreed and understood by the parties that his Release shall in no way change or alter the previously entered 1991 Settlement Agreement and all documents attached thereto, including but not limited to the Mutual Release in Full, Non-Competition Agreement, Patent License Agreement, Assignment, and Judgment in Cause No. 33588-85 in the 85th Judicial District Court of Brazos County, Texas, styled Jerome J. Congleton and Jaye Congleton vs. Lubbock Molasses, Inc. d/b/a Congleton Chair Works of College Station vs. Rebecca Congleton Boenigk and Congleton Ergonomic Chairs.

         It is also expressly agreed and understood by the parties that this Release shall in no way affect or release any claim or cause of action that Neutral Posture Ergonomics, Inc. may have as to Bodybilt's current advertising.

         During the course of discovery in this case, Rob H. Holt of the law firm of Adams, Brantley, Holt & Sanders, P.L.L.C., attorney for the Plaintiffs, Counter-defendants, and Third-party Defendants, contacted and/or interviewed factual witnesses. Prior to settling this case, Defendants Neutral Posture Ergonomics, Inc., Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk made the allegations that Rob H. Holt did or may have breached the above referenced 1991 Settlement Agreement and or tortuously interfered with their business contracts,





Mutual Release in Full - Page 2
potential contracts, and/or advantageous business relationships. Rob H. Holt claimed that any such contact with these witnesses was privileged under the laws of the State of Texas, and denies any wrongdoing. In consideration for being released by Bodybilt Seating, Inc. and Mark McMillan, above, Neutral Posture Ergonomics, Inc., Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk have RELEASED, ACQUITTED, and FOREVER DISCHARGED, and by these presents do for ourselves, our heirs, executors, administrators, legal representatives, successors, and assignees release, acquit, and forever discharge Rob H. Holt of the law firm of Adams, Brantley, Holt & Sanders, P.L.L.C., all of the members and staff of his firm, Bodybilt Seating, Inc., Mark McMillan, Michael Jack, Drew Congleton, and Galen Green from all claims, demands, and causes of action of whatsoever nature, whether in contract or in tort or statutory, for damages and losses, which have accrued or may ever accrue to us, our heirs, executors, attorneys, successors, or assigns, for or on account of Rob H. Holt contacting, communicating with, and/or interviewing said witnesses. Rob H. Holt agrees and covenants that at the time of the signing of this Release and the Judgment by the parties and the Court, he shall deliver to John Pierce Griffin a list of all persons or other entities which he contacted in this litigation by phone, writing, or otherwise, who are on the Interrogatory Answers previously provided by Neutral Posture Ergonomics, Inc.
or are customers of Neutral Posture Ergonomics, Inc. and shall provide a copy of the letter or letters he sent to such people.

         The execution of this Mutual Release and the acceptance of the consideration stated herein is not to be construed as an admission of any liability, which has been expressly denied by all parties hereto.





Mutual Release in Full - Page 3

         As part of the consideration for the execution of this Release by the parties, the parties and each of them have expressly warranted and represented and do hereby for themselves, their heirs, executors, administrators, attorneys, successors and assigns, expressly warrant and represent to each other and all of the parties hereby released that:

         (1)     they are legally competent to execute this Mutual Release;

         (2) they will each be responsible for the payment of any expenses related to this litigation, including attorney's fees;

         (3) they have not assigned, pledged, or otherwise in any manner whatsoever, sold or transferred, either by instrument in writing or otherwise, any right, title, interest, or claim which they have or which they may assert by reason of the matters arising out of or related hereto.

         Each of the parties expressly warrant and represent that before executing this instrument they have fully informed themselves of its terms, contents, conditions, and effect; that in making this settlement they have had the benefit of the advice of counsel of their own choosing; and no promise or representation of any kind has been made by any of the other parties or anyone acting for them, except as expressly stated in this instrument. Each party has relied solely and completely upon their own judgment and advice of their counsel in making this settlement and it is understood that this is a full, complete and final release from any and all monetary claims or other claims which were asserted in the litigation by the parties against each other.

         EXECUTED in multiple counterparts, effective this 23rd day of January, 1995, all of which taken together constitute but one in the same instrument.





Mutual Release in Full - Page 4

/s/ REBECCA BOENIGK, President                     Date: 3/2/95
-----------------------------------------                -------
Neutral Posture Ergonomics, Inc.
By: Rebecca Congleton Boenigk

/s/ JEROME J. CONGLETON                            Date: 3/2/95
-----------------------------------------                -------
Jerome J. Congleton

/s/ JAYE CONGLETON                                 Date: 3/2/95
-----------------------------------------                -------
Jaye Congleton

/s/ REBECCA BOENIGK                                Date: 3/2/95
-----------------------------------------                -------
Rebecca Congleton Boenigk

/s/ MARK MCMILLAN                                  Date: 3/16/95
-----------------------------------------                -------
Bodybilt Seating, Inc.
By: Mark McMillan

/s/ MARK MCMILLAN                                 Date: 3/16/95
-----------------------------------------                -------
Mark McMillan

/s/ DREW CONGLETON                                 Date: 3/16/95
-----------------------------------------                -------
Drew Congleton

/s/ MICHAEL A. JACK                                Date: 3/16/95
-----------------------------------------                -------
Michael Jack

/s/ GALEN GREEN                                    Date: 3/16/95
-----------------------------------------                -------
Galen Green

/s/ ROB H. HOLT                                    Date: 3/16/95
-----------------------------------------                -------
Rob H. Holt





Mutual Release in Full - Page 5

THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Rebecca Congleton Boenigk, an authorized representative for Neutral Posture Ergonomics, Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 2 day of March, 1995.

                                        /s/ JUDITH H. HESTERS
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

                                        [SEAL]     JUDITH H. HESTERS
                                                 MY COMMISSION EXPIRES
                                                   January 6, 1998


THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Jerome J. Congleton, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 2 day of March, 1995.

                                        /s/ JUDITH H. HESTERS
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

                                        [SEAL]     JUDITH H. HESTERS
                                                 MY COMMISSION EXPIRES
                                                   January 6, 1998


THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Jaye Congleton, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 2 day of March, 1995.

                                        /s/ JUDITH H. HESTERS
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

                                        [SEAL]     JUDITH H. HESTERS
                                                 MY COMMISSION EXPIRES
                                                   January 6, 1998





Mutual Release in Full - Page 6

THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Rebecca Congleton Boenigk, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 2 day of March, 1995.

                                        /s/ JUDITH H. HESTERS
                                        ----------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

                                        [SEAL]     JUDITH H. HESTERS
                                                 MY COMMISSION EXPIRES
                                                   January 6, 1998


THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Mark McMillan, an authorized representative of Bodybilt Seating, Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 16 day of March, 1995.


         [SEAL]  VIRGINIA K. LEIGHMAN              /s/ VIRGINIA K. LEIGHMAN
                 Notary Public, State of Texas     -----------------------------
                 My Commission Expires: 6-25-96    NOTARY PUBLIC, STATE OF TEXAS



THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Mark McMillan, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 16 day of March, 1995.

         [SEAL]  VIRGINIA K. LEIGHMAN              /s/ VIRGINIA K. LEIGHMAN
                 Notary Public, State of Texas     -----------------------------
                 My Commission Expires: 6-25-96    NOTARY PUBLIC, STATE OF TEXAS





Mutual Release in Full - Page 7

THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Drew Congleton, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 16 day of March, 1995.

         [SEAL]  VIRGINIA K. LEIGHMAN              /s/ VIRGINIA K. LEIGHMAN
                 Notary Public, State of Texas     -----------------------------
                 My Commission Expires: 6-25-96    NOTARY PUBLIC, STATE OF TEXAS



THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Michael Jack, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 16 day of March, 1995.

         [SEAL]  VIRGINIA K. LEIGHMAN              /s/ VIRGINIA K. LEIGHMAN
                 Notary Public, State of Texas     -----------------------------
                 My Commission Expires: 6-25-96    NOTARY PUBLIC, STATE OF TEXAS


THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Galen Green, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 16 day of March, 1995.

         [SEAL]  VIRGINIA K. LEIGHMAN              /s/ VIRGINIA K. LEIGHMAN
                 Notary Public, State of Texas     -----------------------------
                 My Commission Expires: 6-25-96    NOTARY PUBLIC, STATE OF TEXAS





Mutual Release in Full - Page 8

THE STATE OF TEXAS        )
COUNTY OF BRAZOS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Rob H. Holt, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         Given under my hand and seal of office, this the 16 day of March, 1995.

         [SEAL]  VIRGINIA K. LEIGHMAN              /s/ VIRGINIA K. LEIGHMAN
                 Notary Public, State of Texas     -----------------------------
                 My Commission Expires: 6-25-96    NOTARY PUBLIC, STATE OF TEXAS




Mutual Release in Full - Page 9

                              CAUSE NO. 40,519-85

BODYBILT SEATING, INC.,                      )    IN THE DISTRICT COURT
         A TEXAS CORPORATION AND             )
MARK MCMILLAN                                )
         PLAINTIFFS AND COUNTER-DEFENDANTS   )
                                             )
VS.                                          )
                                             )
NEUTRAL POSTURE ERGONOMICS, INC.,            )
         A TEXAS CORPORATION,                )
JEROME J. CONGLETON, JAYE                    )    85th JUDICIAL DISTRICT
CONGLETON, AND REBECCA                       )
CONGLETON BOENIGK                            )
         DEFENDANTS, COUNTER-PLAINTIFFS, AND )
         THIRD-PARTY PLAINTIFFS              )
                                             )
VS.                                          )
                                             )
DREW CONGLETON, MICHAEL                      )
JACK, AND GALEN GREEN,                       )
         THIRD-PARTY DEFENDANTS              )    BRAZOS COUNTY, TEXAS

               AGREED FINAL JUDGMENT OF DISMISSAL WITH PREJUDICE

         Came on to be heard, the above entitled and numbered cause, wherein Bodybilt Seating, Inc. and Mark McMillan are Plaintiffs and Counter-Defendants and Neutral Posture Ergonomics, Inc.; Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk are Defendants, Counter-Plaintiffs and Third-Party Plaintiffs, and Drew Congleton; Michael Jack, and Galen Green are Third-Party Defendants, and the parties appeared by and through their respective attorneys of record and announced to the Court that all matters of controversy between them have been fully and finally compromised and settled. It is therefore

         ORDERED that the above entitled and numbered cause be and the same is dismissed with prejudice. All costs of court are to be taxed against the party previously incurring same. This





Agreed Judgment of Dismissal with Prejudice - Page 1

Judgment in no way affects any claim or cause of action that Neutral Posture Ergonomics, Inc. may have as to Bodybilt Seating, Inc.'s current advertising. All relief not granted is hereby denied.

         SIGNED this ________ day of _____________________, 1995.



                                        ----------------------------------------
                                        JUDGE PRESIDING

AGREED AS TO FORM:

ADAMS, BRANTLEY, HOLT & SANDERS


-----------------------------------------
Rob H. Holt

Attorney for Bodybilt Seating, Inc., Mark
McMillan, Drew Congleton, Michael Jack,
and Galen Green


KIRK, GRIFFIN & MELTON


-----------------------------------------
John Pierce Griffin

Attorneys for Neutral Posture Ergonomics,
Inc., Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk





Agreed Judgment of Dismissal with Prejudice - Page 2

                              CAUSE NO. 40,519-85

BODYBILT SEATING, INC.,                      )    IN THE DISTRICT COURT
         A TEXAS CORPORATION AND             )
MARK MCMILLAN                                )
         PLAINTIFFS AND COUNTER-DEFENDANTS   )
                                             )
VS.                                          )
                                             )
NEUTRAL POSTURE ERGONOMICS, INC.,            )
         A TEXAS CORPORATION,                )
JEROME J. CONGLETON, JAYE                    )    85TH JUDICIAL DISTRICT
CONGLETON, AND REBECCA                       )
CONGLETON BOENIGK                            )
         DEFENDANTS, COUNTER-PLAINTIFFS, AND )
         THIRD-PARTY PLAINTIFFS              )
                                             )
VS.                                          )
                                             )
DREW CONGLETON, MICHAEL                      )
JACK, AND GALEN GREEN,                       )
         THIRD-PARTY DEFENDANTS              )    BRAZOS COUNTY, TEXAS


        JOINT MOTION TO ENTER FINAL JUDGMENT OF DISMISSAL WITH PREJUDICE

         COME NOW, Bodybilt Seating, Inc. and Mark McMillan, Plaintiffs and Counter-Defendants, Neutral Posture Ergonomics, Inc., Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk, Defendants, Counter-Plaintiffs, and Third-Party Plaintiffs, Drew Congleton, Michael Jack, Galen Green, Third-Party Defendants, and announce to the Court that the above case is settled, and all the parties request the Court to enter the attached Agreed Final Judgment of Dismissal with Prejudice.





Joint Motion to Enter Final Judgment of Dismissal with Prejudice - Page 1

                                        Respectfully submitted,

                                        ADAMS, BRANTLEY, HOLT & SANDERS



                                        By:
                                           -------------------------------------
                                           Rob H. Holt
                                           Bar Card No.09931200
                                           2700 E. Bypass 6, Suite 4400
                                           College Station, Texas 77845
                                           (409) 696-8853
                                           (409) 696-8436 Fax

                                        ATTORNEY FOR PLAINTIFFS AND THIRD-PARTY
                                        DEFENDANTS



                                        KRIK, GRIFFIN & MELTON

                                        By:
                                           -------------------------------------
                                           John Pierce Griffin
                                           Bar Card No. 08460500
                                           3250 Lincoln Plaza
                                           500 N. Akard
                                           Dallas, Texas 75201
                                           (214) 954-1250
                                           (214) 954-0559 Fax

                                        ATTORNEYS FOR DEFENDANTS, COUNTER-
                                        PLAINTIFFS AND THIRD-PARTY PLAINTIFFS





Joint Motion to Enter Final Judgment of Dismissal with Prejudice - Page 2

                                                        ------------------------
                                                                 RECEIVED
                                                           At 11:30 o'clock am

                                                               MAR 14 1995

                                                        MARC HAMLIN, DIST. CLERK
                                                          Brazos County, Texas
                                                         /s/ [ILLEGIBLE] Deputy
                                                        ------------------------

                              CAUSE NO. 40,519-85

BODYBILT SEATING, INC.,                      )    IN THE DISTRICT COURT
         A TEXAS CORPORATION AND             )
MARK MCMILLAN                                )
         PLAINTIFFS AND COUNTER-DEFENDANTS   )
                                             )
VS.                                          )
                                             )
NEUTRAL POSTURE ERGONOMICS, INC.,            )
         A TEXAS CORPORATION,                )
JEROME J. CONGLETON, JAYE                    )    85TH JUDICIAL DISTRICT
CONGLETON, AND REBECCA                       )
CONGLETON BOENIGK                            )
         DEFENDANTS, COUNTER-PLAINTIFFS, AND )
         THIRD-PARTY PLAINTIFFS              )
                                             )
VS.                                          )
                                             )
DREW CONGLETON, MICHAEL                      )
JAM AND GALEN GREEN,                         )
         THIRD-PARTY DEFENDANTS              )    BRAZOS COUNTY, TEXAS

               AGREED FINAL JUDGMENT OF DISMISSAL WITH PREJUDICE

         Came on to be heard, the above entitled and numbered cause, wherein Bodybilt Seating Inc. and Mark McMillan am Plaintiffs and Counter-Defendants and Neutral Posture Ergonomics, Inc.; Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk are Defendants, Counter-Plaintiffs and Third-Party Plaintiffs, and Drew Congleton; Michael Jack, and Galen Green are Third-Party Defendants, and the parties appeared by and through their respective attorneys of record and announced to the Court that all of controversy between them have been fully and finally compromised and settled. It is therefore

         ORDERED that the above entitled and numbered cause be and the same is dismissed with prejudice. All costs of court are to be taxed against the party previously incurring same. This





Agreed Judgment of Dismissal with Prejudice - Page 1

Judgment in no way affects any claim or cause of action that Neutral Posture Ergonomics, Inc. may have as to Bodybilt Seating, Inc.'s current advertising. All relief not granted is hereby denied.

         SIGNED this 24th day of March, 1995.


                                        [ILLEGIBLE]
                                        ----------------------------------------
                                        JUDGE PRESIDING
AGREED AS TO FORM:

ADAMS, BRANTLEY, HOLT & SANDEN

/s/ ROB H. HOLT
----------------------------------------
Rob H. Holt

Attorney for Bodybilt Seating Inc., Mark
McMillan, Draw Congleton, Michael Jack,
and Galen Green


KIRK, GRIFFIN & MELTON


/s/ JOHN PIERCE GRIFFIN
----------------------------------------
John Pierce Griffin

Attorneys for Neutral Posture Ergonomics,
Inc., Jerome J. Congleton, Jaye Congleton, and Rebecca Congleton Boenigk





Agreed Judgment of Dismissal with Prejudice - Page 2